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                                                                   Exhibit 10.25


                                ENDO PHARMA LLC
                 2000 SUPPLEMENTAL EXECUTIVE STOCK OPTION PLAN

          1.   Purpose.  The purpose of this Endo Pharma LLC 2000 Supplemental
               -------
Executive Stock Option Plan (the "Plan") is to advance the interests of Endo Pharma LLC, a Delaware limited liability company ("Endo Pharma"), by affording certain executive officers or directors of Endo Pharmaceuticals Holdings Inc. (the "Company") and its subsidiaries an opportunity to acquire a substantial proprietary interest in shares of common stock of the Company held by Endo Pharma and thus to stimulate in such persons increased personal interest in the success and future growth of the Company.

          2.   Definitions.
               -----------

          "Acquiring Person" shall mean, with reference to the transactions
           ----------------
referred to in Section 12(a), (i) the continuing or surviving entity of a consolidation or merger with the Company (if other than the Company), (ii) the transferee of all or substantially all of the assets of the Company, (iii) the parent entity of any corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person (including such parent entity) or cash or any other property if the Company becomes a subsidiary of such entity, or (iv) in the case of a capital reorganization or reclassification or in any case in which the Company is a surviving corporation in a merger not described in clause (i) or (iii) above, the Company.

          "Affiliate" shall mean, with respect to a specified person, a person
           ---------
that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

          "Board" shall mean the Board of Managers of Endo Pharma.
           -----

          "Business Day" shall mean any day other than a Saturday or a Sunday or
           ------------
a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference herein to "days" (unless Business Days are specified) shall mean calendar days.

          "Cash Gross Profit" shall have the meaning ascribed to such term in
           -----------------
Section 5.21(d) of the Merger Agreement.

          "Cash Gross Profit Target" shall mean the Company's attainment of a
           ------------------------
Cash Gross Profit for the fiscal year ending December 31, 2000 that equals or exceeds $147.4 million.

          "Class C Options" shall mean, collectively, Class C1 Options, Class C2
           ---------------
Options, Class C3 Options and Class C4 Options.

          "Class C1 Option" shall mean an option to purchase a number of shares
           ---------------
of Common Stock, as specified in an option agreement, identified as a "Class C1 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(a) hereof.

          "Class C2 Option" shall mean an option to purchase a number of shares
           ---------------
of Common Stock, as specified in an option agreement, identified as a "Class C2 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(a) hereof.

          "Class C3 Option" shall mean an option to purchase a number of shares
           ---------------
of Common Stock, as specified in an option agreement, identified as a "Class C3 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(a) hereof.

          "Class C4 Options" shall mean an option to purchase a number of shares
           ----------------
of Common Stock, as specified in an option agreement, identified as a "Class C4 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(a) hereof.

          "Class C Option Exercise Date" shall have the meaning ascribed to such
           ----------------------------
term in Section 8(a)(ii) hereof.

          "Closing Date" shall mean August 26, 1997.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

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

          "Committee" shall mean the committee appointed by the Board to
           ---------
administer the Plan and to perform the functions set forth herein. The composition of the Committee shall at all times consist of at least one person who is a representative of the Management Stockholders.

          "Common Stock" shall mean the common stock, par value $0.01 per share,
           ------------
of the Company held by Endo Pharma, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

          "Company" shall have the meaning ascribed to such term in Section 1
           -------
hereof.

          "Compelled Exercise and Sale" shall have the meaning ascribed to such
           ---------------------------
term in Section 12(b) hereof.

          "Credit Agreement" shall mean the Credit Agreement, dated as of August
           ----------------
26, 1997, among Endo Pharmaceuticals, Chase Manhattan Bank, as Administrative Agent, Chase Securities Inc., as Arranger and the Lenders party thereto.

          "EBITDA" shall have the meaning ascribed to "Consolidated EBITDA" in
           ------
the Credit Agreement.

          "Effective Date" shall have the meaning ascribed to such term in
           --------------
Section 22 hereof.

          "Eligible Person" shall have the meaning ascribed to such term in
           ---------------
Section 5 hereof.

          "Endo Pharma" shall have the meaning ascribed to such term in Section
           -----------
1 hereof.

          "Endo Pharmaceuticals" shall mean Endo Pharmaceuticals Inc., a
           --------------------
Delaware corporation, and any successor thereto.

          "Exercise Notice" shall have the meaning ascribed to such term in
           ---------------
Section 8(a) hereof.

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

          "Existing Stock Option Plans" shall mean collectively the Endo Pharma
           ---------------------------
LLC Amended and Restated 1997 Executive Stock Option Plan and the Endo Pharma LLC Amended and Restated 1997 Employee Stock Option Plan.

          "Exit Event" shall mean a sale, disposition or transfer (collectively,
           ----------
a "sale") of shares of common stock of the Company after which neither Endo Pharma nor Kelso any longer holds any shares of common stock of the Company.

          "Fair Market Value" shall have the meaning ascribed to such term in
           -----------------
Section 4.1 of the Stockholders Agreement.

          "Holder" shall mean a person to whom an Option is granted pursuant to
           ------
the Plan.

          "Implied Public Stock Price Threshold", with respect to any Class C
           ------------------------------------
Option, shall mean:

          (i)   in the case of Class C1 Options, $6.06 per share, provided,
                                                                  --------
however, that the Implied Public Stock Price Threshold with respect to Class C1
-------
Options shall be adjusted in accordance with Schedule I attached hereto;

          (ii)  in the case of Class C2 Options, $9.38 per share, provided,
                                                                  --------
however, that the Implied Public Stock Price Threshold with respect to Class C2
-------
Options shall be adjusted in accordance with Schedule I attached hereto;

          (iii) in the case of Class C3 Options, $14.99 per share, provided,
                                                                   --------
however, that the Implied Public Stock Price Threshold with respect to Class C3
-------
Options shall be adjusted in accordance with Schedule I attached hereto;

          (iv)  in the case of Class C4 Options, $24.50 per share, provided,
                                                                   --------
however, that the Implied Public Stock Price Threshold with respect to Class C4
-------
Options shall be adjusted in accordance with Schedule I attached hereto.

          "Kelso" shall mean, collectively, KIA V, KEP V and their permitted
           -----
transferees.

          "KEP V" shall mean Kelso Equity Partners V, L.P., a Delaware limited
           -----
partnership.

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

          "KIA V" shall mean Kelso Investment Associates V, L.P., a Delaware
           -----
limited partnership.

          "Merger Agreement" shall mean the Agreement and Plan of Merger,  dated
           ----------------
as of November 26, 1999 (as may be amended and/or restated from time to time), by and among, the Company, Endo, Inc., a Delaware corporation, and Algos Pharmaceutical Corporation, a Delaware corporation.

          "MorphiDex(R) Approval" shall mean the Company's receipt of approval
           -------------------
from the U.S. Food and Drug Administration with respect to its New Drug Application for MorphiDex(R) for the treatment of any pain.

          "Options" shall mean Class C Options.
           -------

          "Option Price" shall mean, with respect to any Option, the price per
           ------------
share for which shares of Common Stock may be purchased pursuant to such Option, which shall initially be $2.42 per share.

          "Other Securities" shall mean any stock (other than Common Stock) and
           ----------------
other securities of the Company or any other Person (corporate or otherwise) which the Holders of the Options at any time shall be entitled to receive, or shall have received, upon the exercise of the Options, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

          "Permitted Transferee" of a Holder shall mean Endo Pharma and (A) the
           --------------------
spouses, family members, heirs, executors, administrators, testamentary trustees or legatees or beneficiaries of the Holder and (B) any trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which, include only the Holder or the spouse or family members of the Holder; provided, however, that each such transferor has obtained
                       --------  -------
the prior written consent of the Company; provided further that the transfer to
                                          -------- -------
any such person is in compliance with all applicable federal, state and foreign securities laws.

          "Person" shall mean a corporation, an association, a partnership, an
           ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

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

          "Plan" shall have the meaning ascribed to such term in Section 1
           ----
hereof.

          "Stockholders Agreement" shall mean the Stockholders Agreement, dated
           ----------------------
as of July 14, 2000, by and among the Company, Endo Pharma, KIA V and the Management Stockholders (as such term is defined therein).

          "Supplemental Stock Option Plans" shall mean collectively the Plan and
           -------------------------------
the Endo Pharma LLC 2000 Supplemental Employee Stock Option Plan.

          3.  Class C Options Available for Grant Pursuant to the Supplemental
              ----------------------------------------------------------------
Stock Option Plans.  The Class C Options available for grant pursuant to the
------------------
Supplemental Stock Option Plans shall in no case exceed, in the aggregate, the following quantities (subject to adjustment as provided in Section 11 hereof):

          (a) in the case of Class C1 Options, options to purchase 4,245,223 shares of Common Stock;

          (b) in the case of Class C2 Options, options to purchase 1,976,411 shares of Common Stock;

          (c) in the case of Class C3 Options, options to purchase 2,966,552 shares of Common Stock;

          (d) in the case of Class C4 Options, options to purchase 1,484,128 shares of Common Stock.

          4.   Reservation of Shares.  Endo Pharma has reserved (subject to
               ---------------------
adjustment as provided in Section 11 hereof), solely for issuance and delivery upon exercise of the Class C Options pursuant to the Supplemental Stock Option Plans 10,672,314 shares of Common Stock. All shares of Common Stock (or Other Securities) issuable upon exercise of any Options shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the Holders thereof.

          5.   Grant of Options.  Upon the Effective Date:
               ----------------

          (a) Each Holder who holds outstanding Class C1 Options under the Existing Stock Option Plans and who is a director, officer, employee, consultant or agent of the Company or any of its subsidiaries as of the Effective Date shall be granted a number of Class C1 Options equal to the product of (x) the number of Class C1 Options made available for grant under the Supplemental Stock Option Plans and (y) the quotient of (i) the number of outstanding Class C1 Options under the Existing Stock Option Plans held by such Holder as of the Effective Date and (ii) the aggregate number of Class C1 Options outstanding under the Existing Stock Option Plans immediately prior to such adjustment.

          (b) Each Holder who holds outstanding Class C2 Options under the Existing Stock Option Plans and who is a director, officer, employee, consultant or agent of the Company or any of its subsidiaries as of the Effective Date shall be granted a number of Class C2 Options equal to the product of (x) the number of Class C2 Options made available for grant under the Supplemental Stock Option Plans and (y) the quotient of (i) the number of outstanding Class C2 Options under the Existing Stock Option Plans held by such Holder as of the Effective Date and (ii) the aggregate number of Class C2 Options outstanding under the Existing Stock Option Plans immediately prior to such adjustment.

          (c) Each Holder who holds outstanding Class C3 Options under the Existing Stock Option Plans and who is a director, officer, employee, consultant or agent of the Company or any of its subsidiaries as of the Effective Date shall be granted a number of Class C3 Options equal to the product of (x) the number of Class C3 Options made available for grant under the Supplemental Stock Option Plans and (y) the quotient of (i) the number of outstanding Class C3 Options under the Existing Stock Option Plans held by such Holder as of the Effective Date and (ii) the aggregate number of Class C3 Options outstanding under the Existing Stock Option Plans immediately prior to such adjustment.

          (d) Each Holder who holds outstanding Class C4 Options under the Existing Stock Option Plans and who is a director, officer, employee, consultant or agent of the Company or any of its subsidiaries as of the Effective Date shall be granted a number of Class C4 Options equal to the product of (x) the number of Class C4 Options made available for grant under the Supplemental Stock Option Plans and (y) the quotient of (i) the number of outstanding Class C4 Options under the Existing Stock Option Plans held by such Holder as of the Effective Date and (ii) the aggregate number of Class C4 Options outstanding under the Existing Stock Option Plans immediately prior to such adjustment.

          6.   No Right to Employment or Continued Service.  Nothing in the Plan
               -------------------------------------------
or in any Option shall confer any right on any Eligible Person to continue in the employ or service of the Company or any of its subsidiaries or shall interfere in any way with the right of the stockholders of the Company or any of its subsidiaries to terminate such Eligible Person's employment or service at any time.

          7.   Administration of the Plan. The Plan shall be administered by the
               --------------------------
Committee. The Committee shall have full power to construe and interpret the Plan, to establish rules for its administration and to grant Options to Eligible Persons, in each case in accordance with the provisions of the Plan. In addition, the Committee may delegate such of its duties under the Plan as may be deemed by the Committee to be clerical or ministerial to such delegates as the Committee deems appropriate. All actions taken and decisions made by the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan.

          8.   Exercisability of Options.
               -------------------------

          (a)  Class C Options.
               ---------------

               (i) In the event (I) the Fair Market Value of a share of Common Stock, including but not limited to the Fair Market Value of a share of Common Stock with respect to a 90 consecutive day trading period beginning prior to January 1, 2003, exceeds the Implied Public Stock Price Threshold with respect to such subclass of Class C Option (for purposes of this Section 8(a)(i) only, "Fair Market Value" shall have the meaning ascribed to such term in Section 4.1 of the Stockholders Agreement, except that "90 consecutive trading days" shall be substituted for "ten consecutive trading days" wherever it appears in such term and, in any event, any such 90-consecutive-trading-day-period shall not commence until the consummation of the merger contemplated by the Merger Agreement), (II) such Fair Market Value of each share of Common Stock on the last trading day of such 90 consecutive trading day period is greater than or equal to 85% of such Implied Public Stock Price Threshold, and (III) the Holder is a director, officer or employee of the Company or any of its subsidiaries on January 1, 2003 and on the date on which the conditions set forth in clauses (I) and (II) of this Section 8(a)(i) are satisfied, then the Holder shall become vested, with respect to each subclass of such Class C Options, in options with respect to the number of shares equal to the product of (x) the number of outstanding Class C Options of that subclass held by a Holder and (y) the quotient of (A) number of Class C Options of that subclass set forth on

Schedule I attached hereto and (B) the aggregate number of outstanding Class C Options of that subclass granted pursuant to the Supplemental Stock Option Plans.

          (ii) Subject to Section 10 hereof, Class C Options shall be exercisable, solely to the extent vested pursuant to Section 8(a)(i) hereof, upon the earlier of the occurrence of an Exit Event or January 1, 2006 (the "Class C Option Exercise Date") and the right to exercise such Options shall terminate at 12:00 p.m. on the Class C Option Exercise Date. In the event that any Exit Event is contemplated prior to January 1, 2006 and that the conditions in clauses (I), (II) and (III) of Section 8(a)(i) hereof will be satisfied, Endo Pharma will mail or deliver to each Holder of such Option at least ten days prior to the date of such Exit Event an Exercise Notice specifying that (i) an Exit Event is contemplated and that upon such Exit Event such Option will become exercisable pursuant to its terms, (ii) the date of the contemplated Exit Event and the terms thereof, and (iii) such Option shall expire at 12:00 p.m., New York City time, on the Class C Option Exercise Date if not exercised prior thereto. Any Class C Options not vested as of the Class C Option Exercise Date shall terminate at 12:00 p.m., New York City time, on the Class C Option Exercise Date.

          (iii) Notwithstanding anything to the contrary herein, any unexercisable portion of any Class C Option held by a Holder will become immediately exercisable in full, solely to the extent then vested pursuant to
Section 8(c)(i) hereof, in the event that such Holder's employment or service with the Company or any of its subsidiaries is terminated for any reason; provided, however, that any such Option shall expire on the 90th day after
--------  -------
termination of the Holder's employment or service if unexercised.

          9.   Manner of Exercise.
               ------------------

          (a) Each Option shall further state the terms and conditions of the Option (including the conditions to exercisability thereof) and the Option Price. An Option may be exercised, subject to this Section 9, for any or all whole number of shares which have become purchasable under such Option. To the extent necessary upon the exercise of an Option, Endo Pharma shall round each fractional share issuable upon such exercise up to the next whole number.

          (b) Subject to the terms and conditions set forth in this Plan (including the conditions to exercisability thereof), an Option may be exercised by the Holder during normal business hours on any Business Day, by surrender of the

Option to Endo Pharma at its principal office, accompanied by a subscription, in cash or by certified or official bank check payable to the order of Endo Pharma, in the amount obtained by multiplying (x) the number of shares of Common Stock designated in such subscription (up to the amount of shares which such Holder is entitled to receive at such time upon exercise of the Option) by (y) the Option Price.

          (c) Each exercise of an Option shall be deemed to have been effected immediately prior to the close of business on the Business Day on which an Option shall have been surrendered to Endo Pharma, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise shall be deemed to have become the Holder or Holders of record thereof.

          (d) Endo Pharma at its expense shall deliver to the relevant Holder (or as such Holder may direct pursuant to the Option) a certificate or certificates representing shares of the Common Stock so purchased as soon as reasonably practicable, but in any event within five Business Days, after receipt of such notice. Each such certificate shall bear the legend required by the Stockholders Agreement to the effect that there are restrictions on the transfer of shares of Common Stock.

          (e) In the event that such exercise is in part only, Endo Pharma shall deliver a new Option of the same class and tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Option, after giving effect to such recent exercise.

          (f) Notwithstanding anything to the contrary in the Plan, in no event may any Option be exercised prior to the time at which the Option becomes exercisable (as set forth in the Option) or after the expiration of such Option, and each Option shall terminate upon the terms set forth in Sections 8 and 10 hereof.

          (g) If, at any time, the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock upon any securities exchange or under any applicable securities laws, or the consent or approval of any governmental or self-regulatory agency or body, is necessary or reasonably desirable as a condition of, or in connection with, the issue or purchase of the shares of Common Stock under any Option, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Committee.

          10.  Expiration of Options.  Notwithstanding the provisions of Section
               ---------------------
8 above, the Options will expire no later than December 31, 2012; provided,
                                                                  --------
however, that in the event that any shares of Common Stock have been sold to the
-------
public pursuant to an effective registration statement, other than a registration statement on Form S-4 or S-8 or any successor forms under the Securities Act of 1933, the Options will expire no later than on August 26, 2007. Any outstanding unexercised Option, or portion thereof, shall be forfeited, whether or not exercisable, upon the expiration of such Option.

          11.  Adjustment of Number of Shares of Common Stock Issuable Upon
               ------------------------------------------------------------
Exercise.  The number and kind of shares of Common Stock purchasable upon the
--------
exercise of Options shall be subject to adjustment from time to time as follows:

          (a)  Stock Dividends; Stock Splits; Reverse Stock Splits.  In case the
               ---------------------------------------------------
Company shall (i) pay a dividend or make any other distribution with respect to the common stock of the Company in shares of its capital stock, (ii) subdivide the outstanding common stock of the Company, or (iii) combine the outstanding common stock of the Company into a smaller number of shares, the number of shares of Common Stock issuable upon exercise of the Options immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of the Options shall thereafter be entitled to receive the kind and number of shares of Common Stock or Other Securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Options been exercised immediately prior to the happening of such event or any record date with respect thereto.
An adjustment made pursuant to this Section 11 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)  No Adjustment for Dividends; No Adjustment of Option Price.
               ----------------------------------------------------------
Except as otherwise provided in this Section 11, no adjustment in respect of any dividends declared and paid on common stock of the Company, or on any other capital stock of the Company, shall be made during the term of an Option or upon the exercise of an Option. Notwithstanding anything to the contrary contained in this Plan, in the event of any adjustments to Options pursuant to this
Section 11,
adjustments shall be made solely to the number and kind of securities purchasable upon the exercise of Options and no adjustments shall be made to the Option Price.

          (c)  Other Adjustments.  In the event that at any time, as a result of
               -----------------
an adjustment made pursuant to this Section 11, the registered Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such Other Securities so receivable upon exercise of the Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 11.

          (d)  Notice of Adjustment.  Whenever the number of shares of Common
               --------------------
Stock purchasable upon the exercise of an Option is adjusted, as herein provided, the Company shall give notice to each Holder of such adjustment or adjustments.

          12.  Purchase Rights Upon Merger, Consolidation, etc.
               -----------------------------------------------

          (a) In the event of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the assets of the Company, the Acquiring Person shall execute an agreement that each Holder shall have the right thereafter (whether or not the Option is then exercisable by its terms) upon payment of the Option Price in effect immediately prior to such action to purchase upon exercise of the Option the kind and amount of securities, cash or other assets which such Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Option been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest
        --------  -------
or other income on or from such shares or other securities and property shall be made during the term of an Option or upon the exercise of an Option. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement (including a copy thereof). Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The provisions of this Section 12 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Acquiring Person shall mail to Holders a notice describing any supplemental Option Agreement. In the event that this Section 12 shall be applicable, the provisions of Section 11(a) shall not be applicable.

          (b) In the event of a sale of all or substantially all of the Company to a third party, whether pursuant to a sale of capital stock of the Company, merger, consolidation, sale of assets or similar transaction, the Company shall have the right to compel the Holder of an Option to exercise such Option (whether or not the Option is then exercisable by its terms) (a "Compelled Exercise"). In the event that the Company determines to exercise its right to a Compelled Exercise, it shall mail to Holders written notice of such event.

          13.  Stockholders Agreement.  Notwithstanding anything in the Plan to
               ----------------------
the contrary, all shares of Common Stock issued upon the exercise of Options shall be subject to all terms and conditions set forth in the Stockholders Agreement. As a condition to the exercise of any Option, each Holder shall be required to execute and deliver to Endo Pharma (i) an executed copy of the Stockholders Agreement, in the form in effect at the time of such exercise, if such Holder had not previously done so and (ii) such written representations and other documents as may be necessary or reasonably desirable, in the opinion of the Committee, for purposes of compliance with federal or state securities or other laws. For purposes of the Stockholders Agreement, each Holder shall be deemed to be a "Management Stockholder."

          14.  Restrictions on Transfer.
               ------------------------

          (a)  Restrictive Legend.  Except as otherwise permitted by this
               ------------------
Section 14, each Option (including each Option issued upon the transfer of any option) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "This Option and any shares acquired upon the exercise of this option have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act and in all cases in compliance with all applicable state securities laws, and in any event may not be transferred to any party other than a Permitted Transferee as defined in this Option."

          (b)  Restrictions on Transfer.  Each Holder, by acceptance of an
               ------------------------
Option, shall acknowledge and agree that such Option may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by or to a Permitted Transferee.

          15.  Registration and Transfer of Options, etc.
               -----------------------------------------

          (a)  Option Register; Ownership of Options.  Endo Pharma will keep at
               -------------------------------------
its principal office a register in which Endo Pharma will provide for the registration of Options and the registration of transfers of Options. Endo Pharma may treat the Person in whose name any Option is registered on such register as the owner thereof for all other purposes, and Endo Pharma shall not be affected by any notice to the contrary, except that, if and when any Option is accompanied by an instrument of assignment in a form acceptable to Endo Pharma, it may (but shall not be obligated to) treat the bearer thereof as the owner of such Option for all purposes. Subject to Section 14(b) hereof, an Option, if properly assigned, may be exercised by a new Holder without a new Option first having been issued.

          (b)  Transfer and Exchange of Options.  Upon surrender of any Option
               --------------------------------
for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with Section 14(b) hereof, if applicable) execute and deliver in exchange therefor a new Option or Options of the same class and tenor, in the name of such Holder or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option or Options so surrendered.

          (c)  Replacement of Options.  Upon receipt of evidence reasonably
               ----------------------
satisfactory to Endo Pharma of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction of any Option, upon delivery of an indemnity bond in such reasonable amount as Endo Pharma may determine (or, at the sole option of Endo Pharma, of an indemnity agreement reasonably satisfactory to Endo Pharma), or, in the case of any such mutilation, upon the surrender of such Option for cancellation to Endo Pharma at its principal office, Endo Pharma at its expense will execute and deliver, in lieu thereof, a new Option of the same class and tenor.

          16.  Rights as Option Holders of Shares.  Neither the Holder of an
               ----------------------------------
Option nor any Permitted Transferees shall have any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stock-holders for the election of directors of the Company or any other matter, or any right whatsoever as a stockholder of the Company (except for those notices and other matters expressly set forth under the Plan or in the Option)). An Option does not impose any obligation on a Holder or any of its Permitted Transferees to purchase any securities or impose any liabilities on a Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

          17.  Withholding.  Endo Pharma shall have the right to require a
               -----------
Holder or other person entitled to receive shares of Common Stock upon the exercise of Options (or, if the Holder makes an election under Section 83(b) of the Code, in connection with such grant) under the Plan to pay to Endo Pharma the amount which Endo Pharma is or will be required to withhold with respect to the issuance of such shares in order for Endo Pharma or the Company to pay taxes or to claim an income tax deduction with respect to the issuance of such shares. In lieu of a portion of such payment equal to the amount of the minimum statutory tax withholding, Endo Pharma may retain, at the discretion of the Committee, a sufficient number of such shares (valued at the Fair Market Value thereof) to cover the amount equal to the minimum statutory tax withholding. A Holder, however, may elect to pay to Endo Pharma all or a portion of the total amount Endo Pharma is required to withhold by tendering shares of Common Stock with a Fair Market Value equal to the amount Endo Pharma is required to withhold; provided, however, that such Holder must have owned such tendered
          --------  -------
shares of Common Stock continuously through the date of issuance (or lapse) for a period of a least six months. With respect to Class C Options, a Holder may elect to pay to Endo Pharma all or a portion of the total amount Endo Pharma is required to withhold by having shares of Common Stock with a Fair Market Value equal to the minimum statutory amount Endo Pharma is required to withhold withheld by Endo Pharma. The Holder shall promptly notify Endo Pharma of any election made pursuant to Section 83(b) of the Code.

          18.  Liability.  Endo Pharma, and not the Company, the Board, the
               ---------
Committee, or any member thereof, shall be liable for any and all claims made against Endo Pharma, the Company, the Board or the Committee in connection with the Plan or any Option.

          19.  Legal Requirements.
               ------------------

          (a) Endo Pharma shall be responsible and shall pay for any transfer, revenue or documentary stamps with respect to shares of Common Stock issued upon the exercise of Options granted under the Plan (other than any transfer tax applicable to a transfer to a Permitted Transferee which shall be payable by a Holder).

          (b) Endo Pharma shall not be required to issue a certificate or certificates for shares upon the exercise of any Option if such issuance would result in a violation of any federal or state securities or other laws. Endo Pharma agrees to use its reasonable efforts to clear the legal impediment as soon as possible.

          20   Amendment and Termination of the Plan.  The Committee may at any
               -------------------------------------
time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment, suspension, or termination shall affect adversely any of the rights of any Holder, unless such amendment suspension or termination is approved by a majority of the members of the Committee that includes a Committee member who is a representative of the Management Stockholders.

          21.  Nonqualified Stock Options.  Options granted hereby shall be
               --------------------------
treated as nonqualified stock options under the Code.

          22.  Effective Date.  The Plan shall take effect on January 1, 2003
               --------------
(the "Effective Date") in the event MorphiDex(R) Approval does not occur on or prior to December 31, 2002. If MorphiDex(R) Approval occurs on or prior to December 31, 2002, the Plan shall be null and of no effect.

          23.  Interpretations.  Except as otherwise expressly provided in the
               ---------------
Plan, the following rules of interpretation apply to the Plan and each Option:
(i) the singular includes the plural and the plural includes the singular; (ii) "include" and "including" are not limiting and "or" is not exclusive; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; and (v) a reference to any person, corporation or other entity includes its permitted successors and assigns.

          24.  GOVERNING LAW.  THE PLAN AND ANY AND ALL OPTIONS AND OPTION AWARD
               -------------
AGREEMENTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE

PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                  SCHEDULE I
           VESTING MATRIX AND IMPLIED PUBLIC STOCK PRICE THRESHOLDS
                              FOR CLASS C OPTIONS

------------------------------------------------------------------------------
Option Class     Grants under Sections 5(a), 5(b), 5(c) and 5(d) of the Plan
                 -----------------------------------------------------------
               ---------------------------------------------------------------
                     Cash Gross Profit                 Cash Gross Profit
                     Target is achieved              Target is not achieved
              ----------------------------------------------------------------

              Implied Public   Total Number   Implied Public   Total Number of
                 Stock Price      of Vested      Stock Price    Vested Class C
                   Threshold        Class C        Threshold           Options
                                    Options
------------------------------------------------------------------------------

Class C1              $ 4.28      4,245,223           $ 6.06         2,547,134
------------------------------------------------------------------------------

Class C2              $ 6.62      1,976,411           $ 9.38         1,185,865
------------------------------------------------------------------------------

Class C3              $10.58      2,966,552           $14.99         1,779,931
------------------------------------------------------------------------------

Class C4              $17.29      1,484,128           $24.50           890,476
------------------------------------------------------------------------------

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